SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




Pursuant to Section 15(d) of the Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported):  July 25, 1996




                         FOUNTAIN PHARMACEUTICALS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware            0-18399                 62-1386759
      ---------------  ---------------------  ---------------------------
      (State of Inc.)  (Commission File No.)  (IRS Employer I.D. Number)


                  Registrant's telephone number: (813) 548-0900

Item 1.     Changes in Control of Registrant
-------     --------------------------------

            None.

Item 2.     Acquisition or Disposition of Assets
-------     ------------------------------------

            None.

Item 3.     Bankruptcy or Receivership
-------     --------------------------

            The United States Bankruptcy Court, Middle District of Florida, Tampa Division, has issued a final decree on July 25, 1996, relating to the Company's Chapter 11 Reorganization proceedings, and as such, the Court no longer has jurisdiction over matters in connection with the bankruptcy.

Item 4.     Changes in Registrant's Certifying Accountant
-------     ---------------------------------------------

            None.

Item 5.     Other Events
-------     ------------

            None.

Item 6.     Resignations of Registrant's Directors
-------     --------------------------------------

            None.

Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

            (a)   Exhibits:  None.

            (b)   Reports on Form 8-K:  None.

                         FOUNTAIN PHARMACEUTICALS, INC.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FOUNTAIN PHARMACEUTICALS, INC.




Dated:   October 24, 1996                 /s/JOHN C. WALSH
                                          ---------------------------------
                                          JOHN C. WALSH,
                                          Chief Executive Officer